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                                              EXHIBIT 99.1

                                   UNDERWRITING AGREEMENT

May 24, 1995

Sun Company, Inc.
Ten Penn Center
1801 Market Street
Philadelphia, Pennsylvania
19103-1699
Attention:  Mr. Robert M. Aiken, Jr.

Sun Canada, Inc.
c/o P.O. Box 20
Toronto-Dominion Centre
Toronto, Ontario
M5K 1N6

Suncor Inc.
36 York Mills Road
North York, Ontario
M2P 2C5

Dear Sirs:

              The undersigned, Nesbitt Burns Inc. ("Nesbitt Burns"), Gordon Capital Corporation, RBC Dominion Securities Inc., Wood
Gundy Inc., ScotiaMcLeod Inc., Goldman Sachs Canada, Midland Walwyn Capital Inc., Richardson Greenshields of Canada Limited, First Marathon Securities Limited, Levesque Beaubien Geoffrion Inc., Toronto Dominion Securities Inc. and Peters & Co. Limited (hereinafter individually referred to as an "Underwriter" and collectively as the "Underwriters") understand that Sun Canada, Inc., a wholly-owned subsidiary of Sun Company, Inc., proposes to sell 29,935,412 common shares (the "Offered Securities") of Suncor Inc. (the "Company"). Sun Canada Inc. and Sun Company, Inc., whose obligations shall be joint and several hereunder, are hereinafter referred to as the "Selling Shareholder". The Offered Securities will have attributes in all material respects the same as described in the English and French language versions of the Company's preliminary short form prospectus to be dated May 25, 1995 and signed and delivered by the Company and the Underwriters.

              The Underwriters further understand that at the Closing Time, as defined herein, the issued and outstanding share capital of the Company will consist of 54,584,319 common shares, plus such number, if any, of common shares as may have been issued after
April 30, 1995 pursuant to officers' and employees' stock options now outstanding or hereafter issued in the ordinary course or as a result of the tender of outstanding scrip certificates.
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              Based upon and subject to the representations,
warranties, terms and conditions contained herein:

       (a) Each of the Underwriters offers to purchase from the Selling Shareholder at the Closing Time all but not less than all its respective portion of the Offered Securities (based on the applicable percentage participation set forth in Section 23 hereof) at a price of $39.00 per share. The Offered Securities will be sold on an instalment basis and, prior to full payment, will be evidenced by instalment receipts (the "Instalment Receipts"). The Purchase Price for each Offered Security shall be payable in three instalments. The first instalment of $13.00 (the "First Instalment") shall be paid by the Underwriters on the Closing Date, the second instalment of $13.00 (the "Second Instalment") shall be payable by the registered holders of the Instalment Receipts on or before June 10, 1996 and the third instalment of $13.00 (the "Final Instalment") shall be payable by the registered holders of Instalment Receipts on or before December 30, 1996.

       (b) In consideration of the agreement of the Underwriters to purchase, market and distribute to the public the Offered Securities which will result from the acceptance of this offer and in consideration of the services rendered and to be rendered by the Underwriters in connection with, among other things, the organization, documentation and management of the proposed offering, including the provision of financial and marketing advice, assistance in the preparation of documentation, including the Preliminary Prospectus and the Prospectus (both as hereinafter defined), the formation of any special selling group necessary to distribute the Offered Securities, and performing administrative work in connection with the distribution of the Offered Securities, Sun Canada, Inc. shall pay and Sun Company, Inc. shall cause it to pay the Underwriters at the Closing Time a fee (the "Underwriting Fee") of $1.56 per Offered Security purchased by the Underwriters against receipt of the purchase price of the Offered Securities.

                                    Terms and Conditions

1.            Definitions:  In this Agreement:

       (a) "Business Day" means a day on which The Toronto Stock Exchange is open for trading and banks are open for business in the cities of Toronto and Calgary;
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       (b)    "Canadian Securities Acts" means, collectively, the
              applicable securities laws of each of the provinces of Canada and the respective regulations and rules made thereunder;

       (c) "Closing" means the completion of the purchase and sale of the Offered Securities to take place at the Closing Time;

       (d) "Closing Date" means June 8, 1995, or such other date as may be agreed to by the parties hereto but in no event later than July 6, 1995;

       (e) "Closing Time" means 8:30 a.m. (Toronto time) on the Closing Date, or such other time on the Closing Date as the parties may agree upon;

       (f) "Common Shares" means the common shares in the capital of the Company;

       (g) "Company's Excluded Provisions" means, collectively, information or statements relating solely to the Selling Firms or the Selling Shareholder or any of them, or set forth in the second paragraph under the heading "Voting Shares and Principal Holders Thereof" in the Company's Management Proxy Circular dated March 1, 1995, paragraph five under the heading "Plan of Distribution" and all paragraphs under the heading "Selling Shareholder" in the Preliminary Prospectus, and any statements appearing on the face page of the Preliminary Prospectus derived therefrom, together with the corresponding paragraphs in the Prospectus;

       (h) "Custodian" means Montreal Trust Company of Canada, appointed as custodian pursuant to the Instalment
              Agreement;

       (i) "distribution" means distribution or distribution to the public, as the case may be, under relevant securities legislation in any province of Canada, and "distribute" has a corresponding meaning;

       (j) "Instalment Agreement" means an agreement to be dated as of the Closing Date among the Selling Shareholder, the Company, the Underwriters, the Security Agent and the Custodian pursuant to which the Instalment Receipts are to be issued;
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       (k)    "Majority Underwriters" means Underwriters that are
              obligated to purchase, in the aggregate, more than 50% of the Offered Securities;

       (l) the meanings of the terms "material change", "material fact" and "misrepresentation" shall have the respective meanings given thereto by the Canadian Securities Acts or any of them;

       (m) "Preliminary Prospectus" means the short form preliminary prospectus signed and certified in accordance with the Canadian Securities Acts, and the French language version thereof, relating to the offering and distribution of the Offered Securities to the public in the Qualifying Jurisdictions, including the documents incorporated therein by reference;

       (n) "Prospectus" means the final short form prospectus of the Company to be approved, signed and certified in accordance with the Canadian Securities Acts, and the French language version thereof, relating to the offering and distribution of the Offered Securities to the public in the Qualifying Jurisdictions, including the documents incorporated therein by reference;

       (o) "Qualifying Jurisdictions" means all of the provinces of Canada;

       (p) "Regulation S" means Regulation S promulgated by the U.S. Securities and Exchange Commission under the U.S.
              Securities Act of 1933, as amended;

       (q) "Securities Commissions" means, collectively, the British Columbia, Alberta, Saskatchewan, Manitoba, Ontario and Nova Scotia Securities Commissions, Commission des valeurs mobilieres du Quebec, the Prince Edward Island and Newfoundland Departments of Justice and the Office of the Administrator of Securities (New Brunswick);

       (r) "Security Agent" means a corporation to be incorporated and wholly-owned by the Custodian, which shall be appointed as security agent pursuant to the Instalment Agreement;

       (s) "Selling Firms" means the Underwriters and other investment dealers and brokers with which the Underwriters have a contractual relationship for the distribution of the Offered Securities;
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       (t)    "Selling Shareholder's Excluded Provisions" means,
              collectively, information or statements relating solely to the Selling Firms, or set forth in paragraph five under the heading "Plan of Distribution", in the Preliminary Prospectus, and any statements appearing on the face page of the Preliminary Prospectus derived therefrom, together with the corresponding paragraphs in the Prospectus;

       (u) Supplementary Material" means, collectively, any amendment to the Prospectus, any amended or supplemental Preliminary Prospectus or Prospectus which may be filed by or on behalf of the Company under the Canadian
              Securities Acts in connection with the offering of the Offered Securities; and

       (v) "U.S. Securities Laws" means the Securities Act of 1933 as amended, of the United States, and any other laws of the United States applicable in connection with the offering for sale or sale of the Instalment Receipts and the Offered Securities.

2. Offered Securities: Each of the Company and the Selling Shareholder represents and warrants that the Offered Securities are duly and validly authorized and issued, are outstanding as fully paid and non-assessable shares in the capital of the Company and have attributes and characteristics which conform in all material respects to the attributes and characteristics described in the Preliminary Prospectus.

3. Filing: The Company and the Selling Shareholder shall use all reasonable efforts to fulfil as soon as practicable to the reasonable satisfaction of the Underwriters' counsel all legal requirements to be fulfilled by the Company and the Selling Shareholder, respectively, to enable the Offered Securities to be offered for sale and sold to the public in the Qualifying Jurisdictions by the Underwriters directly or through other investment dealers and brokers who comply with the applicable securities laws of the Qualifying Jurisdictions. Without limiting the generality of the foregoing, these legal requirements include the preparation and filing of the Preliminary Prospectus and the Prospectus in each Qualifying Jurisdiction and the obtaining of appropriate receipts and permissions promptly. The Preliminary Prospectus and all required accompanying documents shall be filed in Ontario no later than 5:00 p.m. (local time) on May 25, 1995, and in all other Qualifying Jurisdictions no later than 5:00 p.m. (local time) on May 26, 1995. The Prospectus and all required accompanying documents shall be filed in Ontario no later than 5:00 p.m. (local time) on June 2, 1995 and in all other Qualifying Jurisdictions no later than 5:00 p.m. (local time) on June 5, 1995.

4.            Offering to the Public:

       (a) The Underwriters will offer the Offered Securities, for sale to the public in Canada directly, and will offer the Instalment Receipts and the Offered Securities in the United States through investment dealers and brokers duly licensed under applicable laws in each case only as permitted by applicable laws and in the manner described herein, at an offering price not exceeding the offering price set forth on the cover page of the Prospectus and upon the terms and conditions set forth in the agreement resulting from the acceptance of this offer. The Underwriters agree that they will distribute the Instalment
Receipts and the Offered Securities in a manner which complies in all respects with all applicable laws and regulations of each jurisdiction in which the Instalment Receipts and the Offered Securities are offered for sale, whether or not any securities are actually sold in such jurisdictions, or the Preliminary Prospectus, the Prospectus or any other offering material may be distributed and will not distribute the Instalment Receipts and the Offered Securities or publish any prospectus, circular, advertisement or other offering material in any jurisdiction outside the Qualifying Jurisdictions in such manner as to require registration of the Instalment Receipts and the Offered Securities, or the filing of a prospectus or any similar document with respect to the Instalment Receipts and the Offered Securities by the Company or the Selling Shareholder or as a result of which the Company or the Selling Shareholder or any of their respective directors, officers or employees could become subject to any inquiry, investigation or proceeding commenced or threatened by any securities regulatory authority, stock exchange or other competent authority, under the laws of any jurisdiction other than the Qualifying Jurisdictions and will require each Selling Firm to agree not to distribute the Instalment Receipts and the Offered Securities except as permitted in the agreement resulting from the acceptance of this offer. For the purposes of this paragraph, the Underwriters shall be entitled to assume that the Offered Securities are qualified for distribution under the securities laws of those Qualifying Jurisdictions where a receipt or similar document for the Prospectus shall have been obtained from the applicable securities regulatory authority following the filing of the Prospectus. Notwithstanding the foregoing provisions of this paragraph, an Underwriter will not be liable to the Company under this paragraph with respect to a default by another Underwriter under this paragraph.

       (b) The Company and the Selling Shareholder shall cooperate in all respects with the Underwriters to allow and assist the Underwriters to participate fully in the preparation of the Preliminary Prospectus and Prospectus and any Supplementary

Material and shall allow the Underwriters to conduct all "due diligence" investigations which the Underwriters may reasonably require to fulfil the Underwriters' obligations as underwriters and to enable the Underwriters responsibly to execute any certificate required to be executed by the Underwriters in such documentation.

       (c) The Underwriters agree that they and their United States broker-dealer affiliates will comply, and they will provide in any selling group agreement that each member of the selling group will comply, with the U.S. selling restrictions set forth in Schedule A to this Agreement, provided, however, that an Underwriter which is not itself in breach of this paragraph or Schedule A will not be liable to the Company under this paragraph or Schedule A with respect to a breach by another Underwriter or, provided that the Underwriters have provided in any selling group agreement that members of the selling group will comply with such U.S. selling restrictions, by a member of the selling group of this paragraph or Schedule A.

       (d) The Underwriters acknowledge that neither the Company nor the Selling Shareholder is taking any steps to qualify the Offered Securities for distribution outside of Canada.

       (e) The Selling Shareholder undertakes and agrees that the entering into of the Instalment Agreement by the Underwriters, and the holding of the Offered Securities pursuant thereto, shall satisfy and release the Underwriters in respect of any obligation with respect to payment of the Second Instalment and Final
Instalment (other than obligations of the Underwriters as registered holders of Instalment Receipts), and that thereafter only the registered holder of an Instalment Receipt from time to time shall have any obligations with respect to the payment of the Second Instalment and Final Instalment.

       (f) The Selling Shareholder and the Company shall take all such reasonable action within their power as may be necessary to ensure that the Instalment Receipts are listed on the Toronto and Montreal stock exchanges at all times on and after the Closing
Date at least until the due date for payment of the Final
Instalment.

5. Delivery of Documents: The Company shall deliver and the Selling Shareholder shall use all reasonable efforts to cause to be delivered to the Underwriters the documents set out below, as appropriate, at the respective times indicated:

       (a) immediately prior to the filing of each of the Preliminary Prospectus and the Prospectus with the Securities Commissions, the Preliminary Prospectus and Prospectus, as the case may be, prepared in accordance with the Canadian Securities Acts and signed by the

              Company and the Selling Shareholder as required thereby;

       (b) immediately prior to the filing thereof with the Commission des valeurs mobilieres du Quebec, the French language version of each of the Preliminary Prospectus and the Prospectus signed by the Company;

       (c) on the date of the filing of the French language version of each of the Preliminary Prospectus and the Prospectus, an opinion of Coopers & Lybrand, the auditors of the Company, in form and content satisfactory to the Underwriters, acting reasonably, to the effect that the French language versions of the sections entitled "Selected Consolidated Financial Information", Management's Discussion and Analysis", the audited consolidated financial statements of the Company and the notes thereto, together with the auditors' report thereon and the unaudited interim financial statements of the Company, and the notes thereto, which are contained or incorporated by reference in the French language version of the Preliminary Prospectus or the Prospectus, as the case may be, (all of which information is hereinafter referred to as "Financial Information") are in all material respects a complete and proper translation of the corresponding items in or incorporated by reference in the English language version of such document;

       (d) on the date of the filing of the French language version of each of the Preliminary Prospectus and the Prospectus, an opinion of Quebec counsel to the Company, dated the date of the Preliminary Prospectus or the date of the Prospectus, as applicable, in form and content satisfactory to the Underwriters to the effect that the French language version of the Prospectus (except the Financial Information) is in all material respects a complete and accurate translation of the English language version of the Prospectus and that the two versions are not susceptible to any materially different interpretations with respect to any material matter contained therein; and

       (e) forthwith upon preparation, any amendment to the Preliminary Prospectus or the Prospectus prepared in accordance with the Canadian Securities Acts and signed by the Company and the Selling Shareholder as required thereby.

The Company shall promptly deliver and the Selling Shareholder shall use all reasonable efforts to cause to be delivered to the

Underwriters any Supplementary Material required to be prepared or filed by the Company under the laws of any Qualifying Jurisdiction. Such Supplementary Material shall be in form and substance satisfactory to the Underwriters, acting reasonably.

              The delivery to the Underwriters of the Preliminary Prospectus, the Prospectus and any Supplementary Material shall constitute the consent by the Company and the Selling Shareholder to the use by the Underwriters and the other Selling Firms of such documents in the applicable jurisdictions in connection with the distribution of the Offered Securities in compliance with the provisions of this offer and subject to the provisions of Section 4 hereof.

6. Distribution: As soon as possible, and in any event not later than May 26, 1995, in the case of the Preliminary Prospectus and within 48 hours from the filing of the Prospectus or the execution of any amendment or supplement to the Preliminary
Prospectus or the Prospectus, the Company shall deliver and the Selling Shareholder shall use all reasonable efforts to cause to be delivered to the Underwriters without charge commercial copies of the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, as the case may be, in such numbers and at such locations as the Underwriters may reasonably require by instructions given within 24 hours of each time any such filing or execution occurs.

7.            Opinions and Comfort Letter:

       (a) Coincident with the signing of the Prospectus, the Company shall deliver and the Selling Shareholder shall use all reasonable efforts to cause to be delivered to the Underwriters, dated the date of the Prospectus, an expanded comfort letter from Coopers & Lybrand with respect to the financial and accounting information regarding the Company contained in the Prospectus which comfort letter shall be in addition to the consent letters addressed to the Securities Commissions and shall be based on a review by the auditors having a cutoff date not more than three
Business Days prior to the date of the expanded comfort letter, which is acceptable in form and substance to the Underwriters, acting reasonably.

       (b) Opinions and comfort letters similar to those referred to in paragraphs 5(c) and (d), in the case of the Preliminary
Prospectus and the Prospectus, and in paragraph 7(a), in the case of the Prospectus, hereof shall be delivered to the Underwriters coincident with the signing of any amended or supplemental
Preliminary Prospectus or Prospectus in each case dated the date of such amended or supplemental Preliminary Prospectus or Prospectus.

8. Material Change: During the period of distribution, the Company and the Selling Shareholder shall promptly notify the Underwriters in writing of:

       (a) any change (actual, contemplated or threatened), in or affecting the business, prospects, affairs, management, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Company; or

       (b) any change in any fact contained or referred to in the Preliminary Prospectus, the Prospectus or any Supplementary Material as it exists immediately prior to such change;

which change is, or may be, of such a nature as to render the Preliminary Prospectus, the Prospectus or any Supplementary Material as it exists immediately prior to such change, misleading or untrue or would result in any of such documents, as they exist immediately prior to such change, containing a misrepresentation or which would result in any of such documents, as they exist immediately prior to such change, not complying with the laws of any Qualifying Jurisdiction or jurisdiction in the United States in which the Offered Securities are being offered for sale or which change would reasonably be expected to have a significant effect on the market price or value of any securities of the Company. The obligation of the Selling Shareholder so to notify shall only relate to changes known or which reasonably ought to have been known to the Selling Shareholder as a principal shareholder of the Company. The Company and the Selling Shareholder shall, to the reasonable satisfaction of the Underwriters' counsel, promptly comply, in the case of the Company and use all reasonable efforts to cause to be complied with, in the case of the Selling Shareholder, with all applicable filing and other requirements under securities laws in the Qualifying Jurisdictions and elsewhere arising as a result of such change, it being acknowledged that the Company shall not be required to file a registration statement under U.S. Securities Laws or otherwise qualify the Offered Securities for distribution outside Canada. The Company and the Selling Shareholder shall in good faith discuss with the Underwriters any change in circumstances (actual or proposed within the Company's or the Selling Shareholder's knowledge) which is of such a nature that there is reasonable doubt whether notice need be given to the Underwriters pursuant to this section and, in any event, prior to making any filing referred to in this Section 8.

              In addition, if during the period from the signing of the Preliminary Prospectus or the Prospectus to the completion of the distribution of the Offered Securities as notified to the Company and the Selling Shareholder pursuant to Section 18 there is any change in any applicable securities laws which results in a requirement to file Supplementary Material, the Company and the Selling Shareholder each shall promptly, to the reasonable satisfaction of the Underwriters' counsel, make any such filing required to be made by it, in the applicable jurisdiction or jurisdictions, it being acknowledged that the Company shall not be required to file a registration statement under U.S. Securities
Laws or otherwise qualify the Offered Securities for distribution outside Canada.

9.            Representations and Warranties

       (a) The delivery by the Company to the Underwriters of the documents referred to in Sections 5(a) and (d) hereof shall constitute the Company's representation and warranty to the Underwriters that:

                  (A) except with respect to the Company's Excluded Provisions, each such document at the time of its signing or filing fully complied with the requirements of the applicable securities laws in the Qualifying Jurisdictions pursuant to which it was filed and all the information and statements contained therein are, at the respective dates of delivery thereof, true and accurate, contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries, taken together, and relating to the subsidiaries, as required by the applicable securities laws in the Qualifying Jurisdictions;

                  (B) except with respect to the Company's Excluded Provisions, no material fact or information has been omitted from the said documents and no other fact or information has been omitted therefrom which is necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

                   (C) the financial statements included or incorporated by reference in such documents present fairly the consolidated financial position of the Company as at the dates indicated and the results of its operations for the periods specified and except as otherwise stated in such documents, the said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis;

                  (D) each of the Company and its material subsidiaries has been duly incorporated and is validly existing as a subsisting corporation under the laws of its jurisdiction of incorporation with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus or Prospectus; and each of the Company and its material subsidiaries is duly qualified as a foreign or extra-provincial corporation, as the case may be, to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole;

                  (E) the Company and each of its material subsidiaries is not in violation of its charter or by-laws; the Company and each of its subsidiaries is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject, other than defaults that in the aggregate do not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole; and the execution, delivery and performance of the agreement which will result from the Company's and the Selling Shareholder's acceptance of this offer and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (other than conflicts, breaches, defaults, liens, charges and encumbrances that in the aggregate do not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree (other than violations that in the aggregate do not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole);

                  (F) no authorization, approval or consent of any court or governmental authority or agency in Canada is required to be obtained by the Company in connection with the sale and delivery of the Offered Securities hereunder, except such as may be required under the Canadian Securities Acts; the Company has not caused any copies of the Preliminary Prospectus, the Prospectus or any amendments or reproductions thereof or thereto to be distributed or delivered to any persons (except parties hereto and their employees and advisers) in the United States, its territories or possessions;

                  (G) Sun Canada, Inc. is the registered holder on the books of the Company of 29,935,412 of the 54,584,319 total issued and outstanding Common

                            Shares, which as at April 30, 1995,
                            constituted all of the issued and outstanding shares in the capital of the Company and approximately 40 common shares are subject to issuance pursuant to outstanding scrip certificates;

                  (H) as of the date hereof, no person, firm or corporation has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares, securities or warrants (including convertible securities or warrants) of the Company except for the common shares of the Company issuable to directors, officers and employees pursuant to stock options now outstanding or as a result of the tender of outstanding scrip certificates;

                  (I) all authorizations, approvals and consents to be obtained by the Company under applicable laws or otherwise for the execution and delivery of the agreement which will result from the Company's and the Selling Shareholder's acceptance of this offer have been obtained and are in full force, and the said agreement will be a legal, valid and binding agreement of the Company enforceable in accordance with its terms subject to equitable principles and laws respecting the enforcement of creditors' rights.

       (b) The delivery by the Company to the Underwriters of the documents referred to in Sections 5(a) and (d) hereof shall constitute the Selling Shareholder's representation and warranty to the Underwriters that:

                  (A) each of Sun Company, Inc. and Sun Canada, Inc. has been duly incorporated, and is validly existing as a subsisting corporation under the laws of Pennsylvania (in the case of Sun Company, Inc.) and Delaware (in the case of Sun Canada, Inc.), and Sun Canada, Inc. has the corporate power and authority to own and to sell the Offered Shares as contemplated hereby;

                  (B) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action by the Selling Shareholder and will not result in any violation of the provisions of the charter or by-laws of the Selling Shareholder or any applicable law, administrative regulation or administrative or court decree binding on the Selling Shareholder;

                  (C) no authorization, approval or consent of any court or governmental authority or agency is required to be obtained by the Selling Shareholder in connection with the sale and delivery of the Offered Securities in any Qualifying Jurisdictions or jurisdiction in the United States, except as may be required under applicable securities laws therein;

                  (D) at the Closing Time, Sun Canada, Inc. will have good and marketable title to the Offered Securities free and clear of any pledge, lien, security interest, encumbrance, claim or equity; and upon delivery of the Offered Securities against payment of the purchase price therefor as herein contemplated, the Underwriters will receive good and marketable title to the Offered Securities free and clear of any pledge, lien, security interest, encumbrance, claim or equity, except as provided in the Instalment Agreement;

                  (E) all authorizations, approvals and consents under applicable laws or otherwise for the execution and delivery by the Selling Shareholder of the agreement which will result from the acceptance of this offer have been obtained and are in full force; and the Selling Shareholder has full right, power and authority to enter into the said agreement and to sell, transfer and deliver the Offered Securities; and the said agreement will be a legal, valid and binding agreement of the Selling Shareholder enforceable in accordance with its terms subject to equitable principles and laws respecting the enforcement of creditors' rights;

                  (F) the Selling Shareholder is not prompted to sell the Offered Securities to be sold by it hereunder by a material fact or material change concerning the offering of the Offered Securities that is not set forth in the Preliminary Prospectus or the Prospectus;

                  (G)       except with respect to the Selling
                            Shareholder's Excluded Provisions, each
                            document referred to in Section 5 hereof at the time of its signing or filing fully complied with the requirements of the applicable securities laws in the Qualifying Jurisdictions pursuant to which it was filed and all the information and statements contained therein are at the respective dates of delivery thereof, true and accurate, contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries, taken together, and relating to the Offered Securities, as required by the applicable securities laws in the Qualifying Jurisdictions;

                   (H)      except with respect to the Selling
                            Shareholder's Excluded Provisions, no material fact or information has been omitted from the said documents and no other fact or information has been omitted therefrom which is necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

                   (I) the financial statements included in such documents present fairly the consolidated financial position of the Company as at the dates indicated and the results of its operations for the periods specified and except as otherwise stated in such documents, the said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis;

                   (J) the Selling Shareholder has not caused any copies of the Preliminary Prospectus, the Prospectus, or any amendments or reproductions thereof or thereto to be distributed or delivered to any persons (except the parties hereto and their employees and advisers) in the United States, its territories or possessions; and

                   (K) none of the Selling Shareholder nor any of their affiliates (other than the Company and its subsidiaries) or any person acting on their behalf has offered or will offer to sell the Instalment Receipts or the Offered Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act of 1933, as amended) or in any manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act of 1933, as amended.

       (c) Any certificate signed by any officer or other authorized signatory of the Company or the Selling Shareholder and delivered to the Underwriters or to their counsel shall be deemed a representation and warranty by the Company or by the Selling
Shareholder, respectively, to each Underwriter as to the matters covered by the certificate.

       (d) The Underwriters individually represent and warrant to the Company and the Selling Shareholder that their marketing documentation and all other statements made, whether in writing or orally, by them or their employees or agents, will only include information contained in or derived from the Preliminary
Prospectus, the Prospectus or any Supplementary Material or taken or derived from publicly available industry or market reports, sources or data, and will not purport to make a statement attributable to the Company or the Selling Shareholder unless such statement is found in the Preliminary Prospectus, the Prospectus or any Supplementary Material.

       (e) Each of the Company and the Selling Shareholder hereby represent, warrant, covenant and agree to and with the Underwriters that:

                   (i) neither it, its affiliates nor any person acting on its behalf has offered or will offer to sell the Offered Securities or the Instalment Receipts by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act of 1933, as amended) or in any manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act of 1933, as amended;

                  (ii) neither it, its affiliates or any person acting on its behalf has engaged or will engage in any directed selling efforts in the United States within the meaning of Regulation S with respect to the Offered Securities or the Instalment Receipts; and

                 (iii) it has complied and will comply with the applicable offering restriction requirements of Regulation S.

10. Closing: The Underwriters' purchase of the Offered Securities under the agreement resulting from the acceptance of this offer shall take place at the Closing Time at the offices of Osler, Hoskin and Harcourt, 66th Floor, 1 First Canadian Place, Toronto, Ontario or at such other place as may be agreed by the Underwriters and the Selling Shareholder.

11. Closing Conditions: The obligations of the Underwriters under the agreement resulting from the acceptance of this offer are conditional upon and subject to the Underwriters receiving, at the Closing Time:

       (a) evidence satisfactory to the Underwriters that the Selling Shareholder and the Company have obtained all necessary approvals for the listing of the Instalment Receipts on the Toronto and Montreal stock exchanges;

       (b) one definitive and bilingual share certificate representing the Offered Securities registered in the name of Nesbitt Burns (or in such other name or names as the Underwriters may notify the Selling Shareholder of in writing not less than 48 hours prior to the Closing Time) against payment to the Selling Shareholder, or as the Selling Shareholder may direct to the Underwriters in writing no less than 24 hours prior to the Closing Time, of the aggregate First Instalment for the Offered Securities by bank draft or certified cheque payable in Toronto;

       (c) the Underwriting Fee by bank draft or certified cheque payable in Toronto and made payable to Nesbitt Burns (or as the Underwriters may direct by notice given to the Selling Shareholder in writing not less than 24 hours prior to the Closing Time);

       (d) three certificates dated as of Closing Time, one signed on behalf of the Company by the President and Chief Executive Officer and the Senior Vice-President, Finance of the Company or such other persons as may be agreed upon by the Underwriters, acting reasonably, and one signed on behalf of each of Sun Company, Inc. and Sun Canada, Inc. by an authorized signatory who is acceptable to the Underwriters, acting reasonably, certifying that to the best of the knowledge, information and belief of each such person, after having made or caused to be made all reasonable inquiries and having carefully examined the Prospectus and any amendments thereto and except as may be disclosed in the Prospectus or any amendments thereto:

                   (i) no order ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Offered Securities has been issued and, to the knowledge of such person, no proceedings for such purposes are pending or threatened;

                  (ii) since the date of the Prospectus, (A) there has been no material change, (actual, contemplate or threatened) in the business, affairs, operations, management, assets, liabilities (contingent or otherwise) or capital of the Company and its subsidiaries, taken as a whole, and (B) there have been no dividends (other than regular dividends), repayment of an equity advance or other distribution of any kind declared, paid or made by the Company on or in respect of its equity capital;

                 (iii) since the date of the Prospectus, no transaction material to the Company and its subsidiaries, taken as a whole, has been entered into by the Company or any of its subsidiaries, except in the normal course of its business;

                  (iv) in the case of the Company's certificate, neither the Company nor any of its subsidiaries have any material contingent liability out of the ordinary course of business which is material to the Company and its subsidiaries taken as a whole;

                   (v) in the case of the Company's certificate, there are no actions, suits, proceedings or inquiries in existence or, to the knowledge of such officers, pending or threatened against or affecting the Company or any of its subsidiaries at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which may in any way materially affect the Company and its subsidiaries as a whole;

                  (vi) the representations and warranties on the part of the Company (in the case of its certificate) or the Selling Shareholder (in the case of its certificates) contemplated in
                            Section 9 hereof are true and correct at Closing Time as if made at such time; and

                 (vii) the Company (in the case of its certificate) and the Selling Shareholder (in the case of its certificates) has complied with all covenants and satisfied all terms and conditions hereof to be complied with and satisfied by it except to the extent that the same has been waived by the Underwriters in writing pursuant to Section 20 hereof;

       (e) a duly executed Instalment Agreement in scope, form and substance reasonably satisfactory to the Underwriters which will provide that the Company will only take action that gives rise to the exercise of a right of dissent of its Shareholders if the registered holders of Instalment Receipts are offered the identical rights of dissent subject to a requirement to the effect that a dissenting holder who wishes to make a demand for payment in accordance with such dissent rights must first prepay the Second Instalment and the Final Instalment;

       (f) opinions, to the reasonable satisfaction of the Underwriters and their counsel, addressed to the Underwriters, as to all such legal matters as the Underwriters may reasonably request including, without limitation:

                   (i) of Osler, Hoskin & Harcourt as counsel to the Company as to the incorporation and existence of the Company, the authorized capital of the Company, the authorization and execution of the Preliminary Prospectus and the Prospectus on behalf of the Company, the qualification for distribution of the Offered Securities in the Qualifying Jurisdictions, the conformity of the Offered Securities to the description thereof in the Prospectus, the validity and enforceability of each of the agreement which will result from the acceptance of this offer and the Instalment Agreement (subject to the normal opinion qualifications and in particular as to the enforceability of the indemnity and contribution provisions hereof), compliance with the constating documents of the Company, the qualification of the Offered Securities as investments under the statutes listed in the Prospectus without recourse to the so-called "basket" provisions thereof, the approval of the form of share certificate and the opinion expressed in the Prospectus under the heading "Canadian Federal Income Tax Considerations";

                  (ii) of the Assistant General Counsel of Sun Company, Inc. as regards United States laws and Fasken Campbell Godfrey as special Canadian counsel to the Selling Shareholder and Sun as regards Canadian law, as to the incorporation and existence of the Selling Shareholder, the sale of the Offered Securities hereunder, the qualification for distribution of the Offered Securities in the Qualifying Jurisdictions, the validity and enforceability of each of the agreement which will result from the acceptance of this offer and the Instalment Agreement (subject to the normal opinion qualifications and in particular as to the enforceability of the indemnity and contribution provisions hereof), compliance with the constating documents of the Selling Shareholder, the qualification of the Offered Securities as investments under the statutes listed in the Prospectus without recourse to the so-called "basket" provisions thereof and the opinion referred to in the Prospectus under the heading "Canadian Federal Income Tax Considerations";

                 (iii) of Davies, Ward & Beck as counsel to the Underwriters, as to the incorporation, organization and existence of the Company, the authorized capital of the Company, the authorization and execution of the Preliminary Prospectus and the Prospectus by the Company, the qualification for distribution of the Offered Securities in the Qualifying Jurisdictions, the conformity of the Offered Securities to the description thereof in the Prospectus, the validity and enforceability of the agreement which will result from the acceptance of this offer (subject to the normal opinion qualifications and in particular as to the enforceability of the indemnity and contribution provisions hereof), the qualification of the Offered Securities as investments under the statutes listed in the Prospectus without recourse to the so-called "basket" provisions thereof and the opinion referred to in the Prospectus under the heading "Canadian Federal Income Tax Considerations", counsel to the Underwriters being permitted to rely on counsel to the Company and the Selling Shareholder with respect to matters pertaining to the Company and the Selling Shareholder;

                 all counsel may rely on local counsel acceptable to them in other jurisdictions with respect to matters governed by the laws of jurisdictions other than their home jurisdictions and also may rely, as to matter of fact alone, on certificates or statutory declarations of corporate officers, the auditors of the Company and public officials;

       (g) a comfort letter from the Company's auditors dated the Closing Date to the same effect as the letter referred to in clause 7(b) hereof bringing the information contained in the comfort letter referred to in clause 7(b) forward to the Closing Time, provided that such comfort letter shall be based on a review by the auditors having a cutoff date not more than three business days prior to the Closing Date; and

       (h) an opinion of the Company's Quebec counsel, dated the Closing Date and acceptable in form and substance to the Underwriters' counsel, as to compliance with the laws of the Province of Quebec relating to the use of the French language.

12. Delivery of Certificates: At the Closing Time, the definitive certificates representing the Offered Securities, along with a duly executed instrument of transfer and assignment in favour of the Custodian shall be delivered, as required by the Instalment Agreement. The Custodian shall thereupon deliver to the Underwriters an Instalment Receipt in favour of Nesbitt Burns which shall be immediately exchangeable, as provided for in the Instalment Agreement, for such number of Instalment Receipts in such denominations and in such names as the Underwriters may instruct, not less than two Business Days prior to the Closing Time, which shall be available for exchange and delivery at the expense of the Selling Shareholder, at the principal offices of the Custodian in Vancouver, Calgary, Edmonton, Toronto and Montreal.

13. Indemnities by the Company and Selling Shareholder: The Company and the Selling Shareholder, jointly and severally (subject to section 14), shall protect and indemnify the Underwriters and their directors, officers, employees and agents (the "Indemnified Parties") from and against all losses (other than losses of profit in connection with the distribution of the Offered Securities), claims, costs, damages and liabilities caused by or arising directly or indirectly by reason of:

       (a) any information or statement (except any information or statement relating to solely the Underwriters or any of them) contained in the Preliminary Prospectus, the Prospectus or in any amendment or supplement to either thereof (except any document or material delivered or filed solely by the Selling Firms or any of them) being or being alleged to be a misrepresentation or untrue or any omission or alleged omission to state therein any material fact (except facts relating solely to the Selling Firms or any of them) required to be stated therein or necessary to make any of the statements therein not misleading in light of the circumstances in which they were made;

       (b) any order made or any inquiry, investigation or proceeding instituted, threatened or announced by any court, securities regulatory authority, stock exchange or by any other competent authority, based upon any untrue statement, omission or misrepresentation or alleged untrue statement, omission or misrepresentation (except a statement, omission or misrepresentation relating solely to the Selling Firms or any of them) in the Preliminary Prospectus, the Prospectus or in any amendment or supplement to either thereof (except any document or material delivered or filed solely by the

              Selling Firms or any of them) preventing or restricting the trading in or the sale of distribution of the Offered Securities or any of them or any other securities of the Company in any jurisdiction;

       (c) the Company not complying with any requirement of applicable legislation of Canada or any Qualifying
              Jurisdictions to make any document available for inspection; or

       (d) the breach of any representations, warranties or covenants of the Company or the Selling Shareholder herein (except, in the case of the Company's indemnity, the representations, warranties and covenants of the Selling Shareholder);

and will reimburse the Indemnified Parties for all costs, charges and expenses, as incurred, which any of them may pay or incur in connection with investigating or disputing any such claim or action. This indemnity will be in addition to any liability which the Company or the Selling Shareholder may otherwise have.

              If any claim contemplated by this Section shall be asserted against any of the Indemnified Parties, or if any potential claim contemplated by this Section shall come to the knowledge of any of the Indemnified Parties, the Indemnified Party concerned shall notify the Company and the Selling Shareholder as soon as reasonably practicable of the nature of such claim (provided that any failure to so notify in respect of any potential claim shall not affect the Company's or the Selling Shareholder's liability under this Section and provided further that any failure to so notify in respect of any actual claim shall affect the Company's or the Selling Shareholder's liability under this Section only to the extent that the Company or the Selling Shareholder is prejudiced by such failure). The Company shall, subject as hereinafter provided, be entitled (but not required) to assume the defence on behalf of the Indemnified Party of any suit brought to enforce such claim; provided that the defence shall be through legal counsel selected by the Company and acceptable to the Indemnified Party, acting reasonably, and no admission of liability shall be made by the Company or the Selling Shareholder or the Indemnified Party without, in each case, the prior written consent of all the parties hereto, such consent not to be unreasonably withheld. An Indemnified Party shall have the right to employ separate counsel in any such suit and participate in the defence thereof but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless:

                  (i) the Company fails to assume the defence of such suit on behalf of the Indemnified party within ten days of receiving notice of such suit;

                 (ii) the employment of such counsel has been authorized by the Company; or

                (iii) the named parties to any such suit (including any added or third parties) include both the Indemnified Party and the Company or the Selling Shareholder and the Indemnified Party shall have been advised by counsel that representation of the Indemnified Party by counsel for the Company or the Selling Shareholder is inappropriate as a result of potential or actual conflicting interests of those represented;

(in each of which cases (i), (ii) or (iii) the Company shall not have the right to assume the defence of such suit on behalf of the Indemnified Party but the Company shall be liable to pay the reasonable fees and expenses of one firm of separate counsel for all Indemnified Parties and, in addition, one firm of local counsel in each applicable jurisdiction).

              In the event the Company and the Selling Shareholder jointly notify the Indemnified Party in writing, the Selling Shareholder may assume the defence of any suit brought to enforce any such claim, and all the rights and responsibilities of the Company provided in the foregoing paragraph shall be deemed to be rights and responsibilities of the Selling Shareholder, mutatis mutandis.

              The Company and the Selling Shareholder further agree not to claim contribution from the Indemnified Parties in the event of any action brought against the Company as a result of any information, statement or omission referred to in (a) or (b) above (except any information or statement relating solely to the Selling Firms or any of them).

              The Company and the Selling Shareholder hereby acknowledge that the Underwriters are acting as agents for the Underwriters' directors, officers, employees and agents as regards the covenants of the Company and the Selling Shareholder under this Section and Section 15 with respect to all such directors, officers, employees and agents.

14. Indemnity Qualifications: Notwithstanding the provisions of Section 13 hereof:

       (a) the Company shall have no responsibility to indemnify the Indemnified Parties with respect to any claim contemplated by Section 13(a) or 13(b) hereof in respect of the Company's Excluded Provisions or any information or statement corresponding thereto in any amendment or supplement to the Preliminary Prospectus or the Prospectus;

       (b) the Selling Shareholder shall have no responsibility to indemnify the Indemnified Parties with respect to any claim contemplated by Section 13(a) or 13(b) hereof in respect of the Selling Shareholder's Excluded Provisions or any information or statement corresponding thereto in any amendment or supplement to the Preliminary Prospectus or the Prospectus;

       (c) the Selling Shareholder shall have no responsibility to indemnify the Indemnified Parties in respect of any claim contemplated by Section 13(c) hereof; and

       (d) the foregoing rights of indemnity shall not enure to any Indemnified Party if the Company and the Selling Shareholder have complied with the provisions of Section 8 hereof and the claim for indemnification relates to a person asserting a claim in respect of an alleged untrue statement in or alleged omission from any document, including the Preliminary Prospectus or the Prospectus, and such person was not provided with a copy of the Prospectus or Supplementary Material which corrects such alleged untrue statement or alleged omission and which is required, under applicable law, to be delivered to such person by such Indemnified Party.

15.           Contribution:

       (a) In order to provide for just and equitable contribution in circumstances in which the indemnity provided in Section 13 hereof, as modified by Section 14 hereof, would otherwise be available in accordance with its terms but is, for any reason not solely attributable to any one or more of the Indemnified Parties, held to be unavailable to or unenforceable by the Indemnified
Parties or enforceable otherwise than in accordance with its terms, the Underwriters and the Company and the Selling Shareholder shall contribute to the aggregate of all claims, expenses, costs and liabilities and all losses (other than losses of profits) of the nature contemplated in Section 13 hereof and suffered or incurred by the Indemnified Parties in proportions such that the Underwriters shall be responsible for the portion represented by the percentage that the total Underwriting Fee payable by the

Selling Shareholder bears to the total gross proceeds to the Selling Shareholder of the Offered Securities, both as determined pursuant to the provisions hereof, and the Company and the Selling Shareholder shall, subject to paragraph (b) of this section, be responsible for the balance, whether or not it has been sued or sued separately; provided that the Underwriters shall not in any event be liable to contribute, in the aggregate, any amount in excess of such total Underwriting Fee or any portion thereof actually received. However, no party who has engaged in any fraud, fraudulent misrepresentation or gross negligence shall be entitled to claim contribution from any person who has not engaged in such fraud, fraudulent, misrepresentation or gross negligence.

       (b)    Notwithstanding the provisions of Section 15(a):

                   (i) the Company shall have no responsibility to contribute in respect of any claim contemplated by Section 13(a) or 13(b) hereof in respect of the Company's Excluded Provisions or any information or statement corresponding thereto in any amendment or supplement to the Preliminary Prospectus or the Prospectus;

                 (ii) the Selling Shareholder shall have no responsibility to contribute in respect of any claim contemplated by Section 13(a) or (b) hereof in respect of the Selling Shareholder's Excluded Provisions or any information or statement corresponding thereto in any amendment or supplement to the Preliminary Prospectus or the Prospectus; and

                (iii)       the Selling Shareholder shall have no
                            responsibility to contribute in respect of any claim contemplated by Section 13(c) hereof.

       (c) The rights to contribution provided in this Section shall be in addition to and not in derogation of any other right to contribution which the Indemnified Parties or the Company or the Selling Shareholder may have by statute or otherwise at law provided that paragraph (b) of this section shall apply, mutatis mutandis, in respect of such other right.

       (d) If an Indemnified Party has reason to believe that a claim for contribution may arise, the Indemnified Party shall give the Company and the Selling Shareholder notice thereof in writing, but failure to so notify shall not relieve the Company or the Selling Shareholder of any obligation which they may have to the

Indemnified Party under this Section provided that the Company or the Selling Shareholder is not materially prejudiced by such failure, and the right of the Company (or, in the circumstances contemplated by Section 13, of the Selling Shareholder) to assume the defence of such Indemnified Party shall apply as set out in
Section 13 hereof, mutatis mutandis.

16. Expenses: Whether or not the transactions herein contemplated shall be completed, all expenses of or incidental to the issue, delivery and sale of the Offered Securities and of or incidental to all other matters in connection with the transactions herein set out shall be borne by the Selling Shareholder including, without limitation, expenses payable in connection with the qualification of the Offered Securities for sale to the public (including filing fees payable to securities regulatory authorities), listing fees, the fees and expenses of the Company's counsel and auditors, all costs incurred in connection with the preparation, translation, printing and delivery of the Preliminary Prospectus and the Prospectus including commercial copies thereof, any Supplementary Material and the definitive certificates in bilingual form representing the Offered Securities; provided, however, that no such payment shall be made for any taxes for which any Underwriter is entitled to a credit or refund. The fees and disbursements of the Underwriters' counsel and the Underwriters' "out-of-pocket" expenses will be borne by the Underwriters except that the Underwriters shall be reimbursed by the Selling Shareholder for all of these fees, disbursements and expenses if the sale of the Offered Securities, as herein contemplated, is not completed because of an action or inaction of the Company or the Selling Shareholder or for any other reason which is not a default hereunder by the Underwriters or which is not an election by the Majority Underwriters to terminate this Agreement under Section 17, it being recognized that a default by any of the Underwriters shall not affect the entitlement of the other Underwriters to reimbursement even if they do not elect to purchase the defaulting Underwriters' share of the Offered Securities. If the Underwriters decide to place a "tombstone" advertisement in respect of the transaction without any request for same from the Selling Shareholder, the cost of such advertisement shall be for the account of the Underwriters; otherwise such cost shall be shared as to 50% by the Underwriters and 50% by the Selling Shareholder.

17. Early Termination: In addition to any other remedies which may be available to the Underwriters, the obligations of the Underwriters to purchase the Offered Securities may be terminated, at the election of the Majority Underwriters, if prior to the Closing Time:

       (a) there should develop, occur or come into effect or existence any catastrophe, crisis or accident of national or international consequence, any law or regulation or any other event, action or occurrence of any nature whatsoever including, without limiting the generality of the foregoing, any outbreak of war, rebellion or armed hostilities which, in the opinion of the Underwriters, acting reasonably, materially and adversely affects or may materially and adversely affect the Canadian or United States financial markets or the business of the Company and its subsidiaries (taken as a whole), by giving the Company and the Selling Shareholder written notice to that effect not later than the Closing Time;

       (b) any order or ruling is issued, any inquiry, investigation or other proceeding (whether formal or informal) in relation to the Company or its directors or officers, is made, threatened or announced by any officer or official of any stock exchange, securities commission or other regulatory authority, or any law or regulation is promulgated or changed which, in the opinion of the Underwriters, acting reasonably, operates to prevent or restrict trading in or distribution of the Offered Securities, by giving the Company and the Selling Shareholder written notice to that effect not later than the Closing Time; or

       (c) there shall occur any material change or change in a material fact such as is contemplated by subsection 8(a) hereof (other than a change related solely to the Selling Firms) which, in the opinion of the Underwriters, acting reasonably, materially and adversely affects or may materially and adversely affect the market price or value of the Common Shares, by giving the Company and the Selling Shareholder written notice to that effect not later than the Closing Time.

              In the event of any such termination, the Underwriters who have not elected to so terminate shall be deemed contemporaneously to have terminated their respective obligations hereunder unless such Underwriters shall have been given written notice by the Selling Shareholder of such termination and shall, within 24 hours of receipt of such notice, have given the Selling Shareholder and the Company written notice to the effect that such remaining Underwriters thereby assume, pro rata, the obligations of the Majority Underwriters who have terminated their obligations hereunder.

              If the obligations of the Underwriters are terminated hereunder there shall be no further liability on the part of the Underwriters to the Company or the Selling Shareholder and the liability of the Company and of the Selling Shareholder hereunder shall be limited to their respective obligations under Sections 13, 14, 15 and 16 hereof relating to Indemnities, Contribution and Expenses.

18.           Completion of Distribution:  After the Closing Time, the
Underwriters shall:

       (a) use their best efforts to complete the distribution of the Offered Securities as promptly as possible; and

       (b) give prompt notice to the Company and the Selling Shareholder once the Underwriters and other Selling Firms have ceased distribution of the Offered Securities, and of the total proceeds realized from such distribution in each province and territory of Canada and in the United States.

19. Restrictions on Sales: Except where Closing does not occur, the Company agrees that it will not, without the prior consent of Nesbitt Burns, which consent will not be unreasonably withheld, offer, sell or otherwise dispose of any Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares or agree to do so or publicly announce any intention to do so (except Common Shares required to be issued pursuant to directors', officers' and employees' stock options or other awards now outstanding or hereafter issued in the ordinary course or as a result of the tender of scrip certificates) for a period of 90 days from the Closing Date.

20. Terms and Conditions: All material terms and conditions of this offer shall be construed as conditions, and any breach or failure to comply with any such terms or conditions by the Company or the Selling Shareholder shall entitle the Underwriters, without limitation of any of their other remedies, to terminate their obligation to purchase the Offered Securities by giving written notice to that effect to the Company and the Selling Shareholder prior to the Closing Time. It is understood that the Underwriters may waive in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to their rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing.

21. Survival: The representations, warranties, obligations, indemnities and agreements of the Company, the Selling Shareholder and the Underwriters contained herein or delivered pursuant hereto shall survive the purchase by the Underwriters of the Offered Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Underwriters of the Offered Securities and the Underwriters shall be entitled to rely on the representations and warranties of the Company and the Selling Shareholder contained herein or delivered pursuant hereto notwithstanding any investigation which the Underwriters may undertake or which may be undertaken on their behalf.

22. Notices: Any notice or other communication to be given hereunder shall be addressed as follows:

       To the Company:

                            Suncor Inc.
                            36 York Mills Road
                            North York, Ontario
                            M2P 2C5

                            Attention:           Donald R. Brown, Q.C.
                                          Vice President and General Counsel
                            Telephone:           (416) 733-7300
                            Fax:          (416) 733-7975

       To the Selling Shareholder:

                            Sun Company, Inc.
                            Ten Penn Center
                            1801 Market Street
                            Philadelphia, Pennsylvania
                            19103-1699

                            Attention:           Assistant General Counsel
                            Telephone:           (215) 977-6332
                            Fax:          (215) 977-6733

                            - and -

                            Sun Canada, Inc.
                            c/o P.O. Box 20
                            Toronto-Dominion Centre
                            Toronto, Ontario
                            Canada  M5K 1N6

                            Attention:           D.J. Steadman
                            Telephone:           (416) 868-3443
                            Fax:          (416) 364-7813

       To the Underwriters:

                            Nesbitt Burns Inc.
                            Suite 5000
                            1 First Canadian Place
                            Toronto, Ontario
                            M5X 1H3

                            Attention:           Donald K. Johnson
                            Telephone:           (416) 359-4000
                            Fax:          (416) 359-4404

Any such notice or other communication shall be in writing and, unless delivered personally to a responsible officer of the addressee, shall be given by courier service or facsimile transmission and shall be deemed to have been received, if given by facsimile transmission, on the day of sending (or if such day is not a Business Day, the next Business Day) and, if given by courier service, on the next business day following the sending thereof. The Company, the Selling Shareholder and any of the Underwriters may change their respective addresses for notices by notice given in the manner aforesaid.

23. Participation: The Underwriters' obligations hereunder are several and not joint. Accordingly:

       (a) each of the Underwriters shall be obligated to purchase only the portion of the Offered Securities set opposite its name hereinafter in this Section; and

       (b) except as hereinafter provided, if on the Closing Date any one or more of the Underwriters fails or refuses to purchase its or their applicable percentage of the Offered Securities, the non-defaulting Underwriters who shall be willing and able to purchase their own applicable percentages of the Offered Securities shall be relieved of their obligations hereunder;

provided that, notwithstanding the provisions of clauses (a) and
(b) of this Section, (i) if the aggregate number of Offered Securities which a defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Offered Securities, the non-defaulting Underwriters shall be obliged severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities which such defaulting Underwriter or Underwriters have failed to purchase or (ii) if the aggregate number of Offered Securities which such defaulting

Underwriter or Underwriters agreed but failed to purchase exceeds 10% of the total number of Offered Securities, those Underwriters who shall be willing and able to purchase their respective applicable percentages of the Offered Securities shall have the right, but not the obligation (except as herein provided), to purchase the Offered Securities not purchased by the defaulting Underwriters pro rata or on such other basis as may be agreed among the non-defaulting Underwriters.

Notwithstanding anything contained herein, the Underwriters shall not be entitled to purchase in any event less than all the Offered Securities.

              The applicable portion of the Offered Securities which each of the Underwriters shall separately be obliged to purchase is the percentage represented as a fraction as follows:

       Nesbitt Burns Inc.                                                24.121%
       Gordon Capital Corporation                                        19.096%
       RBC Dominion Securities Inc.                                      19.096%
       Wood Gundy Inc.                                                   15.075%
       ScotiaMcLeod Inc.                                                  9.045%
       Goldman Sachs Canada                                               3.015%
       Midland Walwyn Capital Inc.                                        3.015%
       Richardson Greenshields of Canada Limited                          3.015%
       First Marathon Securities Limited                                  2.010%
       Levesque Beaubien Geoffrion Inc.                                   1.005%
       Toronto Dominion Securities Inc.                                   1.005%
       Peters & Co. Limited                                               0.502%

Nothing contained in this section shall relieve from responsibility to the Selling Shareholder hereunder an Underwriter who shall default in its obligation to purchase its applicable percentage of the Offered Securities.

24. Lead Underwriter: Except with respect to Section 17 (Termination), all transactions and notices on behalf of the Underwriters hereunder or contemplated hereby may be carried out or given on behalf of the Underwriters by Nesbitt Burns.

25. Stabilization: In connection with the distribution of the Offered Securities, the Underwriters may over-allot or effect transactions which stabilize or maintain the market price of the Offered Securities at levels other than those which might otherwise prevail in the open market, but in each case only as permitted by applicable law. Such stabilizing transactions, if any, may be discontinued at any time.

26. Severability: If any provision of Section 13 or 15 (Indemnity or Contribution) is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of the agreement resulting from the acceptance of this offer and such void or unenforceable provision shall be severable from the said agreement.

27. Time of Essence: Time shall be of the essence of the agreement resulting from the acceptance of this offer.

28. Governing Law: The agreement resulting from the acceptance of this offer shall be governed by and construed in accordance with the laws of the Province of Ontario and the courts of such province shall have exclusive jurisdiction over any dispute hereunder, to which jurisdiction the parties attorn.

29. Counterparts: This offer and the agreement resulting from the acceptance of this offer may be executed by manual or facsimile signature in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

              If the foregoing is in accordance with your understanding and is agreed by you, will you please confirm your acceptance by signing the enclosed copies of this letter and returning the same to the Underwriters.

                                          Yours truly,


                                                 NESBITT BURNS INC.


                                                 by ___________________________


                                                 GORDON CAPITAL CORPORATION


                                                 by ___________________________


                                                 RBC DOMINION SECURITIES INC.


                                                 by ___________________________


                                                 WOOD GUNDY INC.


                                                 by ___________________________


                                                 SCOTIAMCLEOD INC.


                                                 by ___________________________



                                                 GOLDMAN SACHS CANADA
                                                 by GOLDMAN SACHS CANADA INC.


                                                 by ___________________________

                                            MIDLAND WALWYN CAPITAL INC.


                                            by ___________________________


                                            RICHARDSON GREENSHIELDS OF
                                            CANADA LIMITED

                                            by ___________________________


                                            FIRST MARATHON SECURITIES
                                            LIMITED

                                            by ___________________________


                                            LEVESQUE BEAUBIEN GEOFFRION
                                            INC.

                                            by ___________________________


                                            TORONTO DOMINION SECURITIES
                                            INC.

                                            by ___________________________


                                            PETERS & CO. LIMITED

                                            by ___________________________



              Accepted and agreed to this 24th day of May, 1995.

SUN COMPANY, INC.                                SUNCOR INC.


by ___________________________                   by ___________________________


                                                    ___________________________

SUN CANADA, INC.


by ___________________________

                                         SCHEDULE A

1. Each of the Underwriters makes the following representations and warranties:

       (a) (i) The Offered Securities and the Instalment Receipts have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in transactions exempt from the registration requirements of the U.S. Securities Act. Neither it, its U.S. broker-dealer affiliates nor any selling group member have engaged or will engage in any directed selling efforts in the United States (as defined in Rule 902 of Regulation S under the U.S. Securities
              Act) with respect to the Offered Securities and the Instalment Receipts, and it has complied and will comply with the offering restriction requirements of Rule 903 of Regulation S. It and its U.S. broker-dealer affiliates have not offered or sold, and will not offer or sell any of the Instalment Receipts or the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in accordance with Rule 903 of Regulation S or as provided in paragraph 2 below.

              (ii) It and its U.S. broker-dealer affiliates agree that, at or prior to confirmation of the sale of the Instalment Receipts and the Offered Securities, the Underwriter or U.S. broker-dealer affiliate thereof making such sale will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Instalment Receipts and the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                     "The Instalment Receipts and the Comon Shares covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S under the 1933 Act. Terms used herein have the meanings given to them in Regulation S."

       (b) Other than any banking or selling group agreement, we have not entered and will not enter into any contractual arrangement with respect to the distribution of the Instalment Receipts and the Offered Securities, except with our affiliates or with the prior written consent of the Company and the Selling Shareholder, which consent shall not be unreasonably withheld.

       (c) The Underwriters shall require each Selling Firm to agree, for the benefit of the Selling Shareholder and the Company, to comply with, and shall use reasonable efforts to ensure that each Selling Firm complies with, the provisions of clauses (a) and (b) above as if such provisions applied to such Selling Firm.

2. Each of the Underwriters represents, warrants and agrees to the Company and the Selling Shareholder that:

       (a) All offers and sales of the Instalment Receipts and the Offered Securities in the United States will be effected in accordance with all applicable U.S. broker-dealer requirements.

       (b) They have not used and will not use any written material other than the Preliminary Prospectus, the Prospectus, any Supplementary Material, any document incorporated therein by reference and a cover letter to accompany such documents, together with a U.S. purchaser letter as contemplated by paragraph (e) below, and each offeree of the Instalment Receipts and the Offered Securities in the United States has been or will be sent a copy of such documents.

       (c) They reasonably believe that each such offeree is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act.

       (d) Neither they nor their U.S. broker-dealer affiliates have utilized any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act) or have offered to sell any of the Instalment Receipts or the Offered Securities in any manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act.

       (e) Prior to any sale of Offered Securities or Instalment Receipts to any purchaser in the United States or to a U.S. person (a "U.S. Purchaser"), it will cause each U.S. Purchaser to represent, warrant and agree in writing to the Company and the Selling Shareholder that such U.S.
              Purchaser:

              (i) is authorized to consummate the purchase of the Offered Securities or Instalment Receipts;

              (ii) understands that the Offered Securities or Instalment Receipts have not been and will not be registered under the U.S. Securities Act and that such sale is being made in reliance on an exemption from registration under the U.S.
                       Securities Act;

              (iii) has received a copy, for its information only, of the Prospectus relating to the Offered Securities or Instalment Receipts and the documents incorporated by reference therein, and a U.S. covering memorandum and has had access to such additional information, if any, concerning the Company as it has considered necessary in connection with its decision to invest in the Offered Securities or Instalment Receipts;

              (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Offered Securities or Instalment Receipts and is able to bear the economic risks of such investment;

              (v) is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act and is acquiring the Instalment Receipts and the Offered Securities for its own account or for the account of an institutional "accredited investor" as to which it has investment management discretion, and not with a view to any resale, distribution or other disposition of the Offered Securities or Instalment Receipts in violation of the United States securities laws;

              (vi) is purchasing Offered Securities or Instalment Receipts for its own account having an aggregate purchase price of at least U.S. $100,000 or for one or more accounts as to which has investment management discretion and each such account is purchasing Offered Securities or Instalment Receipts having such an aggregate purchase price;

              (vii) agrees that if it decides to offer, sell or otherwise transfer any of the Offered Securities or Instalment Receipts, it will not offer, sell or otherwise transfer any of such Offered Securities or Instalment Receipts, directly or indirectly, unless:

                            (I)      the sale is to the Company; or

                            (II)     (A) the sale is to an institutional
                                     "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act and is of a
                                     number of Offered Securities having an
                                     aggregate market value at the time of
                                     such sale of not less than U.S.
                                     $100,000, (B) a purchaser's letter
                                     containing representations, warranties
                                     and agreements substantially similar to
                                     those contained in this agreement
                                     (except that such purchaser's letter
                                     need not contain the representation set
                                     forth in paragraph (iii) above), and
                                     satisfactory to the Underwriters and the Company, is executed by the purchaser and delivered to the Underwriters and the Company, prior to the sale and (C) all offers or solicitations in connection with the sale are arranged and conducted solely by the Underwriters or the Company; or

                            (III)    the sale is made outside the United
                                     States in compliance with the
                                     requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations; or

                            (IV)     the sale is made pursuant to the
                                     exemption from registration under the
                                     U.S. Securities Act provided by Rule 144 thereunder (acknowledging that the holding period therein may not begin until all instalments of the purchase price have been paid); or

                            (V) the Offered Securities or Instalment Receipts are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities, and it has therefor furnished to the Underwriters and the Company an opinion of counsel to that effect from U.S. counsel of recognized standing reasonably satisfactory to the Company;

              (vii) understands and acknowledges that upon the original purchase thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state laws, the certificates representing the Instalment Receipts, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

                            "THE SECURITIES REPRESENTED HEREBY
                            HAVE NOT BEEN REGISTERED UNDER THE
                            UNITED STATES SECURITIES ACT OF
                            1933, AS AMENDED (THE "SECURITIES
                            ACT").  THE HOLDER HEREOF, BY
                            PURCHASING SUCH SECURITIES, AGREES
                            FOR THE BENEFIT OF THE CORPORATION
                            THAT SUCH SECURITIES MAY BE OFFERED,
                            SOLD OR OTHERWISE TRANSFERRED ONLY
                            (A) TO THE CORPORATION, (B) OUTSIDE
                            THE UNITED STATES IN ACCORDANCE WITH
                            RULE 904 OF REGULATION S UNDER THE
                            SECURITIES ACT, (C) PURSUANT TO THE
                            EXEMPTION FROM REGISTRATION UNDER
                            THE SECURITIES ACT PROVIDED BY RULE
                            144 THEREUNDER (AND APPLICABLE STATE

                            SECURITIES LAWS AND REGULATIONS), (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING AN OPINION OF U.S. COUNSEL SATISFACTORY TO THE CORPORATION OR (E) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT;

                       and that all certificates representing Offered Securities (and all certificates issued in exchange therefor or in substitution thereof) issued upon surrender of any Instalment Receipt so legended will bear the same legend, provided that if the Offered Securities or Instalment Receipts are being sold under paragraph (vii)(III) above, the legend may be removed by providing a declaration to Montreal Trust Company of Canada, as registrar and transfer agent, to the following effect (or as the Company may prescribe from time to time):

                            "The undersigned (A) acknowledges that
                            the sale of the securities to which this declaration relates is being made in relianceon Rule 904 of Regulation S under the United States Securities Act of 1933
                            (the "Securities Act") and (B) certifies that (1) it is not an affiliate of Suncor
                            Inc. (as defined in Rule 405 under the
                            Securities Act), (2) the offer of such
                            securities was not made to a person in
                            the United States, and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange, the Montreal Exchange or the Vancouver Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S."

              and provided that, if any such Offered Securities or Instalment Receipts are being sold under paragraph
              (vii)(IV) above, the legend may be removed by delivery to Montreal Trust Company of Canada of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the Securities Act or state securities laws; and

              (ix) consents to the Company making a notation on its records or giving instructions to the Custodian or any transfer agent of the Offered Securities in order to implement the restrictions on transfer set forth and described herein.